Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (October 20, 2017)

Contact:	Alan Gulick	Mimi Mengis
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-6872

MUFG AMERICAS HOLDINGS CORPORATION REPORTS THIRD QUARTER NET INCOME OF $232 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported net income for the third quarter of $232 million, compared with $295 million for the prior quarter and $260 million for the year-ago quarter.

Third Quarter Results:

◦	Net income for the third quarter was $232 million, down $63 million from the second quarter of 2017.

◦	The provision (reversal) for credit losses was $18 million compared with $(22) million in the second quarter of 2017.

◦	Total revenue was $1.3 billion, up $48 million from the preceding quarter.

◦	Average loans held for investment during the third quarter of 2017 were $79.0 billion, up $0.5 billion from the second quarter of 2017.

◦	Average deposits during the third quarter of 2017 were $85.3 billion, down $0.5 billion from the second quarter of 2017.

1

The following table presents financial highlights for the periods ended September 30, 2017, June 30, 2017 and September 30, 2016:

				Percent Change to
	As of and for the Three Months Ended			September 30, 2017 from
(Dollars in millions)	September 30, 2017	June 30, 2017	September 30, 2016	June 30, 2017	September 30, 2016
Results of operations:
Net interest income	$816	$794	$773	3%	6%
Noninterest income	515	489	570	5	(10)
Total revenue	1,331	1,283	1,343	4	(1)
Noninterest expense	982	957	952	3	3
Pre-tax, pre-provision income (1)	349	326	391	7	(11)
(Reversal of) provision for credit losses	18	(22)	73	182	(75)
Income before income taxes and including
noncontrolling interests	331	348	318	(5)	4
Income tax expense	109	63	97	73	12
Net income including noncontrolling interests	222	285	221	(22)	—
Deduct: Net loss from noncontrolling interests	10	10	39	—	(74)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$232	$295	$260	(21)	(11)

Balance sheet (end of period):
Total assets	$154,852	$150,556	$151,099	3	2
Total securities	28,457	26,542	24,116	7	18
Securities borrowed or purchased under resale agreements	21,891	19,820	21,906	10	—
Total loans held for investment	78,829	78,388	79,249	1	(1)
Total deposits	85,349	84,957	84,643	—	1
Securities loaned or sold under repurchase agreements	27,307	24,797	25,582	10	7
Long-term debt	11,419	10,556	11,427	8	—
MUAH stockholders' equity	18,459	17,808	17,353	4	6

Balance sheet (period average):
Total assets	$152,695	$149,655	$149,056	2	2
Total securities	27,104	25,369	23,503	7	15
Securities borrowed or purchased under resale agreements	20,614	20,624	20,668	—	—
Total loans held for investment	79,047	78,500	80,469	1	(2)
Earning assets	138,995	136,755	136,051	2	2
Total deposits	85,263	85,772	84,194	(1)	1
Securities loaned or sold under repurchase agreements	26,183	25,689	23,872	2	10
MUAH stockholders' equity	18,485	17,600	17,311	5	7
Net interest margin (2) (6)	2.37%	2.35%	2.29%

____________________________________
Refer to Exhibit 16 for footnote explanations.

2

Third Quarter Results

For the third quarter of 2017, total revenue (net interest income plus noninterest income) was $1.3 billion, up $48 million from the second quarter of 2017. Net interest income for the third quarter of 2017 was $816 million, up $22 million compared with the second quarter of 2017. The net interest margin increased 2 basis points to 2.37% during the quarter.
For the third quarter of 2017, noninterest income was $515 million, up $26 million compared with the preceding quarter, primarily due to an increase in fund administration fees, which are included within other noninterest income, and investment banking and syndication fees. The fund administration fees are related to entities transferred to the Company on July 1, 2017 from The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc. to comply with the U.S. Federal Reserve Board’s final rules for Enhanced Prudential Standards for foreign banking organizations.
Compared with the third quarter of 2016, total revenue decreased $12 million, primarily due to a decrease in noninterest income, driven by a decrease in trading account income and lower gains on our securities portfolio. This decrease was partially offset by an increase in net interest income, driven by an increase in earning assets and the net interest margin.
Noninterest expense for the third quarter of 2017 was $982 million, up $25 million compared with the second quarter of 2017 and up $30 million from the third quarter of 2016. The increase from the second quarter was due in part to entities transferred to the Company on July 1, 2017. Compared with the third quarter of 2016, the increase in noninterest expense was primarily due to increases in professional and outside services expenses and software expense.
The effective tax rate for the third quarter of 2017 was 33%, up from 18% for the second quarter of 2017, primarily due to an upward revision in estimated taxes and the impact of discrete tax adjustments during the quarter.
Balance Sheet

At September 30, 2017, total assets were $154.9 billion, up $4.3 billion from the prior quarter, driven by increases in securities borrowed or purchased under resell agreements and securities available for sale. Total deposits increased $0.4 billion to $85.3 billion compared with the prior quarter-end due to an increase in interest bearing deposits, primarily money market and savings deposits. Securities loaned or sold under repurchase agreements increased $2.5 billion compared with the prior quarter-end.

3

Credit Quality

The following table presents credit quality data for the quarters ended September 30, 2017, June 30, 2017 and September 30, 2016:

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2017	June 30, 2017	September 30, 2016

Total (reversal of) provision for credit losses	$18	$(22)	$73
Net loans charged-off	6	36	124
Nonaccrual loans	465	498	719
Criticized loans held for investment (11)	1,855	1,862	2,404

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.69%	0.65%	0.87%
Nonaccrual loans	116.45	103.14	96.08
Allowance for credit losses to (12):
Total loans held for investment	0.85	0.84	1.09
Nonaccrual loans	144.13	132.06	119.97
Nonaccrual loans to total loans held for investment	0.59	0.63	0.91

____________________________________
Refer to Exhibit 16 for footnote explanations.

In the third quarter of 2017, the provision (reversal) for credit losses was $18 million, compared with $(22) million for the second quarter of 2017 and $73 million for the third quarter of 2016. The current quarter provision reflects losses related to the commercial loan portfolio. The provision for the third quarter of 2016 was due to losses recorded in the commercial loan portfolio, largely the oil and gas portfolio.

4

Capital

The following table presents capital ratio data as of September 30, 2017 and June 30, 2017:

	September 30, 2017	June 30, 2017
Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (7) (8)	16.13%	15.80%
Tier 1 risk-based capital ratio (7) (8)	16.13	15.80
Total risk-based capital ratio (7) (8)	17.65	17.32
Tier 1 leverage ratio (7) (8)	10.43	10.37

Other:
Tangible common equity ratio (9)	9.86%	9.81%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (7) (10)	16.12	15.79

____________________________________
Refer to Exhibit 16 for footnote explanations.

The Company’s stockholders' equity was $18.5 billion at September 30, 2017, compared with $17.8 billion at June 30, 2017.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 16.13%, 16.13% and 17.65%, respectively, at September 30, 2017. The increase in the Company's risk-based capital ratios was driven by the impact of entities transferred to the Company on July 1, 2017 and net income. The tangible common equity ratio was 9.86% at September 30, 2017.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 16.12% at September 30, 2017.

5

Non-GAAP Financial Measures

This press release includes additional non-GAAP financial measures and capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the U.S. Basel III standardized approach on a fully phased-in basis)) to provide useful supplemental information regarding the Company's business results, to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in Exhibits 13, 14 and 15.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company, bank holding company and intermediate holding company with total assets of $154.9 billion at September 30, 2017. Its main subsidiaries are MUFG Union Bank, N.A. and MUFG Securities Americas Inc. MUFG Union Bank, N.A. provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of September 30, 2017, MUFG Union Bank, N.A. operated 361 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as 18 PurePoint Financial Centers and two international offices. MUFG Securities Americas Inc. is a registered securities broker-dealer which engages in capital markets origination transactions, private placements, collateralized financings, securities borrowing and lending transactions, and domestic and foreign debt and equities securities transactions. MUFG Americas Holdings Corporation is owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., which is one of the world’s leading financial groups. Visit www.unionbank.com or www.mufgamericas.com for more information.

###

6

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2017 from
(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2017	September 30, 2016
Results of operations:
Net interest income	$816	$794	$795	$802	$773	3%	6%
Noninterest income	515	489	488	616	570	5	(10)
Total revenue	1,331	1,283	1,283	1,418	1,343	4	(1)
Noninterest expense	982	957	1,006	956	952	3	3
Pre-tax, pre-provision income (1)	349	326	277	462	391	7	(11)
(Reversal of) provision for credit losses	18	(22)	(30)	(41)	73	182	(75)
Income before income taxes and including
noncontrolling interests	331	348	307	503	318	(5)	4
Income tax expense	109	63	83	175	97	73	12
Net income including noncontrolling interests	222	285	224	328	221	(22)	—
Deduct: Net loss from noncontrolling interests	10	10	5	6	39	—	(74)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$232	$295	$229	$334	$260	(21)	(11)

Balance sheet (end of period):
Total assets	$154,852	$150,556	$149,678	$148,144	$151,099	3	2
Total securities	28,457	26,542	25,299	24,478	24,116	7	18
Securities borrowed or purchased under resale agreements	21,891	19,820	19,992	19,747	21,906	10	—
Total loans held for investment	78,829	78,388	78,434	77,551	79,249	1	(1)
Total deposits	85,349	84,957	86,533	86,947	84,643	—	1
Securities loaned or sold under repurchase agreements	27,307	24,797	25,079	24,616	25,582	10	7
Long-term debt	11,419	10,556	11,333	11,410	11,427	8	—
MUAH stockholders' equity	18,459	17,808	17,484	17,233	17,353	4	6

Balance sheet (period average):
Total assets	$152,695	$149,655	$149,563	$150,799	$149,056	2	2
Total securities	27,104	25,369	24,900	24,105	23,503	7	15
Securities borrowed or purchased under resale agreements	20,614	20,624	20,454	21,859	20,668	—	—
Total loans held for investment	79,047	78,500	77,982	78,615	80,469	1	(2)
Earning assets	138,995	136,755	136,489	137,964	136,051	2	2
Total deposits	85,263	85,772	86,151	86,700	84,194	(1)	1
Securities loaned or sold under repurchase agreements	26,183	25,689	25,904	26,147	23,872	2	10
MUAH stockholders' equity	18,485	17,600	17,487	17,367	17,311	5	7

Performance ratios:
Return on average assets (2)	0.61%	0.79%	0.62%	0.89%	0.70%
Return on average MUAH stockholders' equity (2)	5.02	6.70	5.27	7.69	6.03
Return on average MUAH tangible common equity (2) (3)	6.35	8.41	6.64	9.71	7.60
Efficiency ratio (4)	73.78	74.61	78.39	67.35	70.88
Adjusted efficiency ratio (5)	67.58	70.15	73.42	64.62	62.46
Net interest margin (2) (6)	2.37	2.35	2.37	2.35	2.29

Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (7) (8)	16.13%	15.80%	15.17%	14.77%	13.97%
Tier 1 risk-based capital ratio (7) (8)	16.13	15.80	15.17	14.77	13.97
Total risk-based capital ratio (7) (8)	17.65	17.32	16.72	16.45	15.66
Tier 1 leverage ratio (7) (8)	10.43	10.37	10.16	9.92	9.82

Other:
Tangible common equity ratio (9)	9.86%	9.81%	9.65%	9.58%	9.45%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (7) (10)	16.12	15.79	15.15	14.73	13.94

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Nine Months Ended		Percent Change to
	September 30,	September 30,	September 30, 2017 from
(Dollars in millions)	2017	2016	September 30, 2016
Results of operations:
Net interest income	$2,405	$2,251	7%
Noninterest income	1,492	1,609	(7)
Total revenue	3,897	3,860	1
Noninterest expense	2,945	2,826	4
Pre-tax, pre-provision income (1)	952	1,034	(8)
(Reversal of) provision for credit losses	(34)	196	(117)
Income before income taxes and including
noncontrolling interests	986	838	18
Income tax expense	255	244	5
Net income including noncontrolling interests	731	594	23
Deduct: Net loss from noncontrolling interests	25	62	(60)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$756	$656	15

Balance sheet (end of period):
Total assets	$154,852	$151,099	2
Total securities	28,457	24,116	18
Securities borrowed or purchased under resale agreements	21,891	21,906	—
Total loans held for investment	78,829	79,249	(1)
Total deposits	85,349	84,643	1
Securities loaned or sold under repurchase agreements	27,307	25,582	7
Long-term debt	11,419	11,427	—
MUAH stockholders' equity	18,459	17,353	6

Balance sheet (period average):
Total assets	$150,613	$150,996	—
Total securities	25,799	23,465	10
Securities borrowed or purchased under resale agreements	20,565	25,448	(19)
Total loans held for investment	78,514	80,698	(3)
Earning assets	137,429	138,459	(1)
Total deposits	85,723	83,928	2
Securities loaned or sold under repurchase agreements	25,926	26,794	(3)
MUAH stockholders' equity	17,827	16,942	5

Performance ratios:
Return on average assets (2)	0.67%	0.58%
Return on average MUAH stockholders' equity (2)	5.64	5.15
Return on average MUAH tangible common equity (2) (3)	7.10	6.54
Efficiency ratio (4)	75.57	73.23
Adjusted efficiency ratio (5)	70.34	65.90
Net interest margin (2) (6)	2.36	2.19

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2017 from
(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2017	September 30, 2016

Credit Data:
(Reversal of) provision for loan losses	$33	$(20)	$(14)	$(32)	$68	265%	(51)%
(Reversal of) provision for losses on unfunded credit commitments	(15)	(2)	(16)	(9)	5	nm	(400)
Total (reversal of) provision for credit losses	$18	$(22)	$(30)	$(41)	$73	182	(75)

Net loans charged-off (recovered)	$6	$36	$56	$19	$124	(83)	(95)
Nonperforming assets	466	500	572	692	724	(7)	(36)
Criticized loans held for investment (11)	1,855	1,862	2,151	2,427	2,404	—	(23)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.69%	0.65%	0.73%	0.82%	0.87%
Nonaccrual loans	116.45	103.14	100.12	92.69	96.08
Allowance for credit losses to (12):
Total loans held for investment	0.85	0.84	0.91	1.03	1.09
Nonaccrual loans	144.13	132.06	125.81	116.20	119.97
Net loans charged-off (recovered) to average total loans held for investment (2)	0.03	0.19	0.29	0.09	0.61
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.59	0.64	0.73	0.89	0.91
Nonperforming assets to total assets	0.30	0.33	0.38	0.47	0.48
Nonaccrual loans to total loans held for investment	0.59	0.63	0.73	0.89	0.91

	As of and for the Nine Months Ended		Percent Change
	September 30,	September 30,	to September 30, 2017
(Dollars in millions)	2017	2016	from September 30, 2016
Credit Data:
(Reversal of) provision for loan losses	$(1)	$190	(101)%
(Reversal of) provision for losses on unfunded credit commitments	(33)	6	nm
Total (reversal of) provision for credit losses	$(34)	$196	(117)

Net loans charged-off	$98	$225	(56)
Nonperforming assets	466	724	(36)
Credit Ratios:
Net loans charged-off to average total loans held for investment (2)	0.17%	0.37%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Interest Income
Loans	$738	$724	$708	$703	$711
Securities	149	129	129	137	122
Securities borrowed or purchased under resale agreements	97	83	63	54	47
Trading assets	89	82	74	62	50
Other	10	8	10	11	6
Total interest income	1,083	1,026	984	967	936

Interest Expense
Deposits	62	58	49	47	49
Commercial paper and other short-term borrowings	17	10	8	15	7
Long-term debt	66	60	57	47	57
Securities loaned or sold under repurchase agreements	102	84	59	41	36
Trading liabilities	20	20	16	15	14
Total interest expense	267	232	189	165	163

Net Interest Income	816	794	795	802	773
(Reversal of) provision for credit losses	18	(22)	(30)	(41)	73
Net interest income after (reversal of) provision for credit losses	798	816	825	843	700

Noninterest Income
Service charges on deposit accounts	47	47	48	49	48
Trust and investment management fees	32	30	29	29	29
Trading account activities	(3)	(3)	(4)	12	25
Securities gains, net	6	7	2	14	23
Credit facility fees	26	23	26	26	27
Brokerage commissions and fees	16	18	18	5	15
Card processing fees, net	10	13	11	11	10
Investment banking and syndication fees	106	94	88	59	113
Fees from affiliates (13)	209	211	219	265	222
Other, net	66	49	51	146	58
Total noninterest income	515	489	488	616	570

Noninterest Expense
Salaries and employee benefits	589	586	615	596	592
Net occupancy and equipment	87	87	82	83	82
Professional and outside services	101	99	116	99	84
Software	49	47	46	41	39
Regulatory assessments	22	19	20	22	22
Intangible asset amortization	8	7	7	8	7
Other	126	112	120	107	126
Total noninterest expense	982	957	1,006	956	952

Income before income taxes and including
noncontrolling interests	331	348	307	503	318
Income tax expense	109	63	83	175	97
Net Income including Noncontrolling Interests	222	285	224	328	221
Deduct: Net loss from noncontrolling interests	10	10	5	6	39
Net Income attributable to MUAH	$232	$295	$229	$334	$260
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Nine Months Ended
(Dollars in millions)	September 30, 2017	September 30, 2016
Interest Income
Loans	$2,170	$2,136
Securities	407	346
Securities borrowed or purchased under resale agreements	243	141
Trading assets	245	110
Other	28	16
Total interest income	3,093	2,749

Interest Expense
Deposits	169	147
Commercial paper and other short-term borrowings	35	17
Long-term debt	183	193
Securities loaned or sold under repurchase agreements	245	99
Trading liabilities	56	42
Total interest expense	688	498

Net Interest Income	2,405	2,251
(Reversal of) provision for credit losses	(34)	196
Net interest income after (reversal of) provision for credit losses	2,439	2,055

Noninterest Income
Service charges on deposit accounts	142	143
Trust and investment management fees	91	91
Trading account activities	(10)	93
Securities gains, net	15	55
Credit facility fees	75	82
Brokerage commissions and fees	52	59
Card processing fees, net	34	28
Investment banking and syndication fees	288	253
Fees from affiliates (13)	639	692
Other, net	166	113
Total noninterest income	1,492	1,609

Noninterest Expense
Salaries and employee benefits	1,790	1,759
Net occupancy and equipment	256	242
Professional and outside services	316	270
Software	142	113
Regulatory assessments	61	50
Intangible asset amortization	22	20
Other	358	372
Total noninterest expense	2,945	2,826

Income before income taxes and including
noncontrolling interests	986	838
Income tax expense	255	244
Net Income including Noncontrolling Interests	731	594
Deduct: Net loss from noncontrolling interests	25	62
Net Income attributable to MUAH	$756	$656
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Cash and due from banks	$1,788	$1,878	$1,736	$1,909	$1,837
Interest bearing deposits in banks	1,846	2,470	3,091	3,844	3,537
Total cash and cash equivalents	3,634	4,348	4,827	5,753	5,374
Securities borrowed or purchased under resale agreements	21,891	19,820	19,992	19,747	21,906
Trading account assets	10,223	10,013	8,926	8,942	9,405
Securities available for sale	18,114	16,169	14,925	14,141	13,728
Securities held to maturity	10,343	10,373	10,374	10,337	10,388
Loans held for investment	78,829	78,388	78,434	77,551	79,249
Allowance for loan losses	(542)	(513)	(570)	(639)	(691)
Loans held for investment, net	78,287	77,875	77,864	76,912	78,558
Premises and equipment, net	605	614	618	591	591
Goodwill	3,301	3,225	3,225	3,225	3,225
Other assets	8,454	8,119	8,927	8,496	7,924
Total assets	$154,852	$150,556	$149,678	$148,144	$151,099

Liabilities
Deposits:
Noninterest bearing	$33,982	$33,907	$35,020	$35,654	$34,186
Interest bearing	51,367	51,050	51,513	51,293	50,457
Total deposits	85,349	84,957	86,533	86,947	84,643
Securities loaned or sold under repurchase agreements	27,307	24,797	25,079	24,616	25,582
Commercial paper and other short-term borrowings	6,026	6,195	3,487	2,360	5,865
Long-term debt	11,419	10,556	11,333	11,410	11,427
Trading account liabilities	3,338	3,563	3,233	2,905	3,328
Other liabilities	2,834	2,551	2,383	2,520	2,742
Total liabilities	136,273	132,619	132,048	130,758	133,587

Equity
MUAH stockholders' equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 147,589,713 shares issued and outstanding as of September 30, 2017 and 144,322,280 as of June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016	148	144	144	144	144
Additional paid-in capital	8,179	7,868	7,892	7,884	7,871
Retained earnings	10,935	10,625	10,331	10,101	9,769
Accumulated other comprehensive loss	(803)	(829)	(883)	(896)	(431)
Total MUAH stockholders' equity	18,459	17,808	17,484	17,233	17,353
Noncontrolling interests	120	129	146	153	159
Total equity	18,579	17,937	17,630	17,386	17,512
Total liabilities and equity	$154,852	$150,556	$149,678	$148,144	$151,099

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2017			June 30, 2017
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (2)(6)	Balance	Expense (6)	Rate (2)(6)
Assets
Loans held for investment: (14)
Commercial and industrial	$24,619	$229	3.68%	$25,220	$228	3.61%
Commercial mortgage	14,126	144	4.10	14,414	145	4.02
Construction	1,859	21	4.58	1,976	21	4.35
Lease financing	1,838	17	3.69	1,757	17	3.76
Residential mortgage	33,254	282	3.38	31,764	269	3.39
Home equity and other consumer loans	3,351	50	5.91	3,369	48	5.76
Total loans held for investment	79,047	743	3.75	78,500	728	3.71
Securities	27,104	154	2.28	25,369	135	2.13
Securities borrowed or purchased under resale agreements	20,614	97	1.87	20,624	83	1.60
Interest bearing deposits in banks	2,093	10	1.56	2,244	6	1.01
Federal funds sold	2	—	1.76	3	—	1.50
Trading account assets	9,802	89	3.62	9,584	82	3.42
Other earning assets	333	—	1.43	431	2	2.26
Total earning assets	138,995	1,093	3.13	136,755	1,036	3.03
Allowance for loan losses	(517)			(571)
Cash and due from banks	1,895			1,806
Premises and equipment, net	609			607
Other assets (15)	11,713			11,058
Total assets	$152,695			$149,655
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,144	37	0.39%	$38,214	36	0.37%
Savings	8,255	8	0.38	7,798	6	0.31
Time	5,549	17	1.20	5,601	16	1.15
Total interest bearing deposits	51,948	62	0.48	51,613	58	0.45
Commercial paper and other short-term borrowings	6,328	17	1.08	3,705	10	1.06
Securities loaned or sold under repurchase agreements	26,183	102	1.54	25,689	84	1.32
Long-term debt	10,935	66	2.39	10,961	60	2.20
Total borrowed funds	43,446	185	1.69	40,355	154	1.54
Trading account liabilities	3,157	20	2.53	2,924	20	2.63
Total interest bearing liabilities	98,551	267	1.08	94,892	232	0.98
Noninterest bearing deposits	33,315			34,159
Other liabilities (16)	2,218			2,869
Total liabilities	134,084			131,920
Equity
MUAH stockholders' equity	18,485			17,600
Noncontrolling interests	126			135
Total equity	18,611			17,735
Total liabilities and equity	$152,695			$149,655

Net interest income/spread (taxable-equivalent basis)		826	2.05%		804	2.05%
Impact of noninterest bearing deposits			0.28			0.26
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			2.37			2.35
Less: taxable-equivalent adjustment		10			10
Net interest income		$816			$794
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2017			September 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (2)(6)	Balance	Expense (6)	Rate (2)(6)
Assets
Loans held for investment: (14)
Commercial and industrial	$24,619	$229	3.68%	$29,052	$241	3.29%
Commercial mortgage	14,126	144	4.10	15,139	152	4.03
Construction	1,859	21	4.58	2,242	24	4.22
Lease financing	1,838	17	3.69	1,851	15	3.26
Residential mortgage	33,254	282	3.38	28,668	236	3.30
Home equity and other consumer loans	3,351	50	5.91	3,517	46	5.11
Total loans held for investment	79,047	743	3.75	80,469	714	3.54
Securities	27,104	154	2.28	23,503	127	2.16
Securities borrowed or purchased under resale agreements	20,614	97	1.87	20,668	47	0.90
Interest bearing deposits in banks	2,093	10	1.56	3,522	4	0.50
Federal funds sold	2	—	1.76	7	—	0.71
Trading account assets	9,802	89	3.62	7,503	50	2.66
Other earning assets	333	—	1.43	379	2	2.34
Total earning assets	138,995	1,093	3.13	136,051	944	2.77
Allowance for loan losses	(517)			(757)
Cash and due from banks	1,895			1,864
Premises and equipment, net	609			588
Other assets (15)	11,713			11,310
Total assets	$152,695			$149,056
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,144	37	0.39%	$37,688	29	0.31%
Savings	8,255	8	0.38	5,826	1	0.04
Time	5,549	17	1.20	6,700	19	1.13
Total interest bearing deposits	51,948	62	0.48	50,214	49	0.39
Commercial paper and other short-term borrowings	6,328	17	1.08	6,281	7	0.44
Securities loaned or sold under repurchase agreements	26,183	102	1.54	23,872	36	0.60
Long-term debt	10,935	66	2.39	11,928	57	1.92
Total borrowed funds	43,446	185	1.69	42,081	100	0.95
Trading account liabilities	3,157	20	2.53	2,549	14	2.20
Total interest bearing liabilities	98,551	267	1.08	94,844	163	0.69
Noninterest bearing deposits	33,315			33,980
Other liabilities (16)	2,218			2,733
Total liabilities	134,084			131,557
Equity
MUAH stockholders' equity	18,485			17,311
Noncontrolling interests	126			188
Total equity	18,611			17,499
Total liabilities and equity	$152,695			$149,056

Net interest income/spread (taxable-equivalent basis)		826	2.05%		781	2.08%
Impact of noninterest bearing deposits			0.28			0.18
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.37			2.29
Less: taxable-equivalent adjustment		10			8
Net interest income		$816			$773
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Nine Months Ended
	September 30, 2017			September 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (2)(6)	Balance	Expense (6)	Rate (2)(6)
Assets
Loans held for investment: (14)
Commercial and industrial	$25,146	$677	3.60%	$30,133	$739	3.27%
Commercial mortgage	14,347	437	4.06	14,981	453	4.03
Construction	2,016	64	4.30	2,242	70	4.17
Lease financing	1,795	50	3.70	1,866	47	3.32
Residential mortgage	31,820	807	3.38	28,010	702	3.34
Home equity and other consumer loans	3,390	147	5.81	3,466	132	5.05
Total loans held for investment	78,514	2,182	3.71	80,698	2,143	3.54
Securities	25,799	424	2.19	23,465	361	2.05
Securities borrowed or purchased under resale agreements	20,565	243	1.58	25,448	141	0.74
Interest bearing deposits in banks	2,591	23	1.15	2,542	10	0.52
Federal funds sold	2	—	1.58	20	—	0.55
Trading account assets	9,496	245	3.45	5,952	110	2.47
Other earning assets	462	5	1.53	334	6	2.46
Total earning assets	137,429	3,122	3.03	138,459	2,771	2.67
Allowance for loan losses	(578)			(789)
Cash and due from banks	1,866			1,856
Premises and equipment, net	603			625
Other assets (15)	11,293			10,845
Total assets	$150,613			$150,996
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,748	106	0.37%	$37,853	86	0.30%
Savings	7,427	15	0.27	5,761	2	0.05
Time	5,507	48	1.16	7,263	59	1.09
Total interest bearing deposits	51,682	169	0.44	50,877	147	0.39
Commercial paper and other short-term borrowings	4,514	35	1.04	4,922	17	0.45
Securities loaned or sold under repurchase agreements	25,926	245	1.26	26,794	99	0.49
Long-term debt	11,079	183	2.20	12,761	193	2.02
Total borrowed funds	41,519	463	1.49	44,477	309	0.92
Trading account liabilities	2,885	56	2.58	2,699	42	2.08
Total interest bearing liabilities	96,086	688	0.96	98,053	498	0.68
Noninterest bearing deposits	34,041			33,051
Other liabilities (16)	2,524			2,763
Total liabilities	132,651			133,867
Equity
MUAH stockholders' equity	17,827			16,942
Noncontrolling interests	135			187
Total equity	17,962			17,129
Total liabilities and equity	$150,613			$150,996

Net interest income/spread (taxable-equivalent basis)		2,434	2.07%		2,273	1.99%
Impact of noninterest bearing deposits			0.25			0.17
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.36			2.19
Less: taxable-equivalent adjustment		29			22
Net interest income		$2,405			$2,251
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016

Loans held for investment
Loans held for investment:
Commercial and industrial	$23,443	$24,554	$25,602	$25,379	$27,662
Commercial mortgage	14,161	14,297	14,468	14,625	15,024
Construction	1,856	1,921	2,040	2,283	2,257
Lease financing	1,796	1,738	1,779	1,819	1,840
Total commercial portfolio	41,256	42,510	43,889	44,106	46,783

Residential mortgage	34,205	32,523	31,162	29,922	28,873
Home equity and other consumer loans	3,368	3,355	3,383	3,523	3,593
Total consumer portfolio	37,573	35,878	34,545	33,445	32,466
Total loans held for investment	$78,829	$78,388	$78,434	$77,551	$79,249

Nonperforming Assets
Nonaccrual loans:
Commercial and industrial	$308	$321	$400	$458	$487
Commercial mortgage	22	24	33	31	31
Total commercial portfolio	330	345	433	489	518

Residential mortgage	112	128	110	171	172
Home equity and other consumer loans	23	25	26	29	29
Total consumer portfolio	135	153	136	200	201
Total nonaccrual loans	465	498	569	689	719

OREO	1	2	3	3	5

Total nonperforming assets	$466	$500	$572	$692	$724

Loans 90 days or more past due and still accruing	$13	$16	$24	$23	$23

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$513	$570	$639	$691	$748
(Reversal of) provision for loan losses	33	(20)	(14)	(32)	68
Other	2	(1)	1	(1)	(1)
Loans charged-off:
Commercial and industrial	(5)	(29)	(49)	(26)	(66)
Commercial and industrial - transfer to held for sale	(1)	—	(6)	(2)	(60)
Commercial mortgage	(1)	—	—	—	—
Total commercial portfolio	(7)	(29)	(55)	(28)	(126)
Residential mortgage	1	1	—	—	2
Home equity and other consumer loans	(11)	(12)	(11)	(7)	(4)
Total consumer portfolio	(10)	(11)	(11)	(7)	(2)
Total loans charged-off	(17)	(40)	(66)	(35)	(128)
Recoveries of loans previously charged-off:
Commercial and industrial	8	4	8	15	2
Commercial mortgage	—	—	1	—	1
Total commercial portfolio	8	4	9	15	3
Home equity and other consumer loans	3	—	1	1	1
Total consumer portfolio	3	—	1	1	1
Total recoveries of loans previously charged-off	11	4	10	16	4
Net loans (charged-off) recovered	(6)	(36)	(56)	(19)	(124)
Ending balance of allowance for loan losses	542	513	570	639	691
Allowance for losses on unfunded credit commitments	129	144	146	162	171
Total allowance for credit losses	$671	$657	$716	$801	$862

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	September 30, 2017		June 30, 2017		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	June 30, 2017	June 30, 2017
Asset Liability Management securities:
U.S. Treasury	$3,072	$2,982	$2,331	$2,242	$740	33%
U.S. government-sponsored agencies	11	12	—	—	12	nm
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	10,117	10,046	8,919	8,833	1,213	14
Privately issued	552	551	501	499	52	10
Privately issued - commercial mortgage-backed securities	739	742	712	714	28	4
Collateralized loan obligations	2,133	2,141	2,227	2,230	(89)	(4)
Other	5	5	7	7	(2)	(29)
Asset Liability Management securities	16,629	16,479	14,697	14,525	1,954	13
Other debt securities:
Direct bank purchase bonds	1,519	1,545	1,523	1,546	(1)	—
Other	80	80	93	93	(13)	(14)
Equity securities	10	10	5	5	5	100
Total securities available for sale	$18,238	$18,114	$16,318	$16,169	$1,945	12%

Securities Held to Maturity

	September 30, 2017		June 30, 2017		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (17)	Value	Amount (17)	Value	June 30, 2017	June 30, 2017
U.S. Treasury	$524	$530	$494	$497	$30	6%
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,292	8,252	8,324	8,282	(32)	—
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,527	1,567	1,555	1,597	(28)	(2)
Total securities held to maturity	$10,343	$10,349	$10,373	$10,376	$(30)	—%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income attributable to MUAH	$232	$295	$229	$334	$260
Add: intangible asset amortization, net of tax	5	4	4	5	4
Net income attributable to MUAH, excluding intangible asset amortization (a)	$237	$299	$233	$339	$264

Average MUAH stockholders' equity	$18,485	$17,600	$17,487	$17,367	$17,311
Less: Goodwill	3,301	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	326	213	220	226	193
Less: Deferred tax liabilities related to goodwill and intangible assets	(76)	(72)	(75)	(50)	(50)
Average tangible common equity (b)	$14,934	$14,234	$14,117	$13,966	$13,943
Return on average MUAH tangible common equity (2) (3) (a)/(b)	6.35%	8.41%	6.64%	9.71%	7.60%

Noninterest expense	$982	$957	$1,006	$956	$952
Less: Staff costs associated with fees from affiliates - support services	149	138	147	162	139
Less: Foreclosed asset expense and other credit costs	—	—	—	1	1
Less: Productivity initiative costs	11	(1)	14	26	18
Less: Low income housing credit (LIHC) investment amortization expense	4	2	2	3	2
Less: Expenses of the LIHC consolidated VIEs	10	10	5	5	40
Less: Merger and business integration costs	4	3	3	5	3
Less: Net adjustments related to privatization transaction	3	3	3	3	4
Less: Intangible asset amortization	5	4	4	5	3
Less: Contract termination fee	—	—	2	3	(2)
Noninterest expense, as adjusted (c)	$796	$798	$826	$743	$744

Total revenue	$1,331	$1,283	$1,283	$1,418	$1,343
Add: Net interest income taxable-equivalent adjustment	10	10	9	7	8
Less: Fees from affiliates - support services	159	148	158	175	150
Less: Productivity initiative gains	3	3	4	71	—
Less: Accretion related to privatization-related fair value adjustments	2	2	2	1	2
Less: Other credit costs	(1)	(2)	(1)	23	4
Less: Impairment on private equity investments	—	—	5	1	3
Less: Gains on sale of fixed assets	—	4	—	3	—
Total revenue, as adjusted (d)	$1,178	$1,138	$1,124	$1,151	$1,192
Adjusted efficiency ratio (c)/(d) (5)	67.58%	70.15%	73.42%	64.62%	62.46%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total MUAH stockholders' equity	$18,459	$17,808	$17,484	$17,233	$17,353
Less: Goodwill	3,301	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	321	210	216	223	224
Less: Deferred tax liabilities related to goodwill and intangible assets	(79)	(73)	(72)	(79)	(52)
Tangible common equity (e)	$14,916	$14,446	$14,115	$13,864	$13,956
Total assets	$154,852	$150,556	$149,678	$148,144	$151,099
Less: Goodwill	3,301	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	321	210	216	223	224
Less: Deferred tax liabilities related to goodwill and intangible assets	(79)	(73)	(72)	(79)	(52)
Tangible assets (f)	$151,309	$147,194	$146,309	$144,775	$147,702
Tangible common equity ratio (e)/(f) (9)	9.86%	9.81%	9.65%	9.58%	9.45%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional)	$15,715	$15,259	$14,977	$14,757	$14,426
Other	(35)	(27)	(29)	(58)	(55)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (g)	$15,680	$15,232	$14,948	$14,699	$14,371
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional)	$97,426	$97,049	$99,155	$99,904	$103,265
Add: Adjustments	(127)	(100)	(101)	(137)	(142)
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$97,299	$96,949	$99,054	$99,767	$103,123
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (g)/(h) (7) (10)	16.12%	15.79%	15.15%	14.73%	13.94%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2017	2016

Net income attributable to MUAH	$756	$656
Add: Intangible asset amortization, net of tax	13	12
Net income attributable to MUAH, excluding intangible asset amortization (a)	$769	$668

Average MUAH stockholders' equity	$17,827	$16,942
Less: Goodwill	3,250	3,225
Less: Intangible assets, except MSRs	253	186
Less: Deferred tax liabilities related to goodwill and intangible assets	(76)	(47)
Average tangible common equity (b)	$14,400	$13,578
Return on average MUAH tangible common equity (2) (3) (a)/(b)	7.10%	6.54%

Noninterest expense	$2,945	$2,826
Less: Staff costs associated with fees from affiliates - support services	434	415
Less: Foreclosed asset expense and other credit costs	1	—
Less: Productivity initiative costs	24	34
Less: Low income housing credit (LIHC) investment amortization expense	8	5
Less: Expenses of the LIHC consolidated VIEs	24	63
Less: Merger and business integration costs	10	13
Less: Net adjustments related to privatization transaction	10	14
Less: Intangible asset amortization	13	8
Less: Contract termination fee	2	(2)
Noninterest expense, as adjusted (c)	$2,419	$2,276

Total revenue	$3,897	$3,860
Add: Net interest income taxable-equivalent adjustment	29	22
Less: Fees from affiliates - support services	465	446
Less: Productivity initiative gains	10	—
Less: Accretion related to privatization-related fair value adjustments	6	10
Less: Other credit costs	(4)	(18)
Less: Impairment on private equity investments	5	(9)
Less: Gains on sale of fixed assets	5	—
Total revenue, as adjusted (d)	$3,439	$3,453
Adjusted efficiency ratio (c)/(d) (5)	70.34%	65.90%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Annualized.

(3)
Return on tangible common equity, a non-GAAP financial measure, is net income excluding intangible asset amortization divided by average tangible common equity. Management believes that this ratio provides useful supplemental information regarding the Company's business results. The methodology for determining tangible common equity may differ among companies. Please refer to Exhibit 13 and 15 for reconciliations between certain GAAP amounts and this non-GAAP measure.

(4)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(5)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs, impairment on private equity investments and gains on sale of fixed assets. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 13 and 15 for reconciliations between certain GAAP amounts and this non-GAAP measure.

(6)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(7)	Preliminary as of September 30, 2017.

(8)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(9)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and this non-GAAP measure.

(10)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and this non-GAAP measure.

(11)
Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory risk ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(12)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(13)
Fees from affiliates primarily represents income from BTMU pursuant to a master services agreement whereby the Bank provides BTMU with support services for its U.S. branch banking operations in exchange for fee income.

(14)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(15)	Includes noninterest bearing trading account assets.

(16)	Includes noninterest bearing trading account liabilities.

(17)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful

Exhibit 16